Property and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property and Equipment Disclosure
PROPERTY AND EQUIPMENT
Major classes of property and equipment consisted of the following (in millions):

	December 31,
	2012	2011
Land	$387	$339
Retail site buildings	476	406
Equipment	560	535
Leasehold improvements	276	254
Other	135	130
Construction in progress	29	14
Property and equipment, at cost	1,863	1,678
Accumulated depreciation	(587)	(525)
Property and equipment, net	$1,276	$1,153

Depreciation expense for the years ended December 31, 2012, 2011 and 2010 was $103 million, $101 million and $94 million, respectively.
We had land and certain retail sites under capital leases totaling $9 million and $9 million as of December 31, 2012 and 2011, respectively. Accumulated amortization on assets under capital leases was $5 million and $4 million as of December 31, 2012 and 2011, respectively. See Note 9 for future minimum rentals on capital lease obligations.